UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 23, 2023

EXPRESS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34742	26-2828128
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Express Drive Columbus, Ohio	43230
(Address of principal executive offices)	(Zip Code)

(614) 474-4001

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	EXPR	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into Material Definitive Agreement.

On May 23, 2023, as contemplated in connection with the completion of the Transaction (as defined below), Express, Inc. (the “Company”) and WHP Investments, LLC, an affiliate of WHP Global, LLC (“WHP”), entered into a license agreement that provides the Company with an exclusive license in the United States to intellectual property related to the Bonobos brand, including intellectual property rights for the Bonobos brand that was acquired by WHP in connection with the Transaction (the “License Agreement”).

The material terms of the License Agreement were previously disclosed in Item 1.01 of the Company’s Current Report on Form 8-K filed on April 13, 2023, which is incorporated herein by reference. The description of the terms of the License Agreement does not purport to be complete and is qualified in its entirety by reference to the License Agreement, a copy of which is filed herewith as Exhibit 10.1 and is incorporated herein by reference.

Item 2.02.	Results of Operations and Financial Condition.

On May 24, 2023, the Company issued a press release providing information regarding earnings for the thirteen weeks ended April 30, 2023. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information in Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section. The information in this Item 2.02 shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”) or the Exchange Act, except as shall otherwise be expressly set forth by specific reference in such filing.

Item 7.01.	Regulation FD Disclosure.

On May 24, 2023, the Company issued a press release and made available an investor presentation on its website (www.express.com/investor) announcing the completion of the Transaction and providing information regarding earnings for the thirteen weeks ended April 30, 2023, each of which is attached hereto as Exhibits 99.1 and 99.2, respectively, and is incorporated herein by reference.

The information included in Item 7.01 of this Current Report on Form 8-K, including Exhibits 99.1 and 99.2, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise be subject to the liabilities of that section. The information in this Item 7.01 shall not be incorporated by reference into any filing under the Securities Act or the Exchange Act, except as shall otherwise be expressly set forth by specific reference in such filing.

Item 8.01.	Other Events.

On May 23, 2023, the Company and WHP (including their respective subsidiaries) completed their previously-announced purchase of the Bonobos business from Walmart Inc. (the “Transaction”). Total cash consideration paid by the Company at the closing of the Transaction was $28.3 million, which represents (i) the $25.0 million purchase price, plus (ii) certain customary adjustments related to net working capital and prepaid rent expense.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit

10.1*	License Agreement, by and between Express, Inc. and WHP Investments, LLC, dated May 23, 2023.

99.1	Press Release of Express, Inc., dated May 24, 2023.

99.2	Investor Presentation, dated May 24, 2023.

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

*

Exhibits to the License Agreement have been omitted in accordance with Item 601(a)(5) of Regulation S-K and schedules have been omitted pursuant to Item 601(a) of Regulation S-K and will be provided by the Company on a supplemental basis to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXPRESS, INC.

Date: May 24, 2023	By:	/s/ Jason Judd
	Name:	Jason Judd
	Title:	Senior Vice President, Chief Financial Officer and Treasurer